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                                                                    EXHIBIT 10.5

                                                                  EXECUTION COPY

                                 AMENDMENT NO. 1
                                       TO
                              PUT OPTION AGREEMENT

            AMENDMENT NO. 1 TO PUT OPTION AGREEMENT (this "Amendment") dated as of March 15, 2005 by and among GENESEE & WYOMING INC., a Delaware corporation (the "Sponsor"), GW SERVICIOS, S.A. DE C.V., a sociedad anunima de capital variable duly organized and existing under the laws of Mexico (the "Borrower"), and INTERNATIONAL FINANCE CORPORATION, an international organization established by Articles of Agreement among its member countries ("IFC").

WHEREAS:

      (A) Under the terms of a loan agreement (the "Original IFC Loan Agreement"), dated December 5, 2000, by and among the Borrower, COMPANIA DE FERROCARRILES CHIAPAS-MAYAB, S.A. DE C.V., a sociedad anonima de capital variable organized and existing under the laws of the United Mexican States (the "Project Company") and IFC, IFC made (i) an A loan to the Borrower in the principal amount of ten million five hundred thousand Dollars ($10,500,000), of which the principal amount of seven million five hundred thousand Dollars ($7,500,000) is presently outstanding (which amount shall be reduced to seven million two hundred eighty thousand eight hundred thirty-six Dollars ($7,280,836) after prepayment of the amount set forth in Section 5.01(b) of the IFC Loan Agreement (as defined below)) and (ii) a B Loan to the Borrower in the principal amount of ten million Dollars ($10,000,000), of which the principal amount of six million six hundred sixty-six thousand six hundred sixty-eight Dollars ($6,666,668) is presently outstanding (which amount shall be reduced to six million four hundred fifty-seven thousand nine hundred forty-one Dollars ($6,457,941) after prepayment of the amount set forth in Section 5.01(c) of the IFC Loan Agreement (as defined below)) (collectively, the "IFC Loan"). The Borrower, the Project Company and IFC are amending and restating the Original IFC Loan Agreement as of the date hereof to, among other things, extend the term of the IFC Loan (as so amended and restated, the "IFC Loan Agreement").

      (B) Under the terms of a loan agreement (the "Original FMO Loan Agreement" and, together with the Original IFC Loan Agreement, the "Original Loan Agreements"), dated December 5, 2000, by and among the Borrower, the Project Company and NEDERLANDSE FINANCIERINGS-MAATSCHAPPIJ VOOR ONTWIKKELINGSLANDEN N.V., a limited liability company organized under the laws of The Netherlands ("FMO"), FMO made a loan to the Borrower in the principal amount of seven million Dollars ($7,000,000), of which the principal amount of four million six hundred sixty-four thousand Dollars ($4,664,000) is currently outstanding (which amount shall be reduced to four million five hundred seventeen thousand eight hundred ninety and 91/100th Dollars ($4,517,890.91) after prepayment of the amount set forth in Section 5.01(b) of the FMO Loan Agreement (as defined below)) (the "FMO Loan"). The Borrower, the Project Company and FMO are amending and restating the Original FMO Loan Agreement as of the date hereof to, among other things, extend the term of the FMO

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Loan (as so amended and restated, the "FMO Loan Agreement" and, together with the IFC Loan Agreement, the "Loan Agreements").

      (C) Under the terms of a subscription agreement dated December 5, 2000 between the Borrower and IFC (the "Subscription Agreement"), IFC subscribed and paid for thirty-five million seven hundred seventy thousand one hundred sixty (35,770,160) shares of common stock of the Borrower, representing thirteen and 16/100th percent (13.16%) of the issued and outstanding shares of the capital of the Borrower.

      (D) The Sponsor is the direct and beneficial owner of two hundred thirty-five million nine hundred thirty-three thousand forty-four (235,933,044) shares of common stock of the Borrower, representing eighty-six and 83/100th percent (86.83%) of the issued and outstanding shares of the capital of the Borrower.

      (E) In connection with the Subscription Agreement, and in order to fulfill a condition to disbursement under the Original IFC Loan Agreement, the parties hereto entered into a Put Option Agreement dated December 5, 2001 (the "Put Option Agreement").

      (F) In connection with the transactions contemplated by the Loan Agreements, and in order to fulfill a condition precedent to the effectiveness of the IFC Loan Agreement, the parties hereto are entering into this Amendment to the Put Option Agreement on the terms set forth herein.

            NOW THEREFORE, the parties hereto agree as follows:

            1. Defined Terms. Capitalized terms not defined herein shall have the meanings ascribed thereto in the Put Option Agreement.

            2. Amendments. Subject to the satisfaction of the conditions to effectiveness set forth in Section 3 below, the Put Option Agreement shall be amended as set forth below:

            (a) Amendment to the definition of "Put Period". The definition of "Put Period" contained in Section 1.02 of the Put Option Agreement is amended to read in its entirety as follows:

"'Put Period'     means the period commencing on January 1, 2005 and ending on the earlier of: (i) December 31, 2012 or (ii) the IPO Opening
                  Date; provided, however, that in case of acceleration of the IFC Loan pursuant to Section 7.01 of the IFC Loan Agreement as a result of an Event of Default under Section 7.02(c) or
                  Section 7.02(d) of the IFC Loan Agreement (with respect in each case only to failure by the Borrower or the Project
                  Company to comply with the covenants in Sections 6.01(g), 6.02(p), 6.02(u), 6.02(v), 6.03(p)

                     Amendment No. 1 to put Option Agreement

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                  and 6.03(v)) or Section 7.02(e) of the IFC Loan Agreement, the
                  Put Period shall commence on the date of the relevant notice of acceleration of the IFC Loan given by IFC to the Borrower;"

            (b) Amendment to Section 3.02(e). Subsection (e) of Section 3.02 of the Put Option Agreement is amended to read in its entirety as follows:

            "(e) The Sponsor shall cause the Borrower to, and the Borrower shall, comply with Section 9.01 of the Loan Agreement (Conditions Precedent of the Merger).".

            (c) Amendment to Section 4.04. The notice information for the Borrower contained in Section 4.04 of the Put Option Agreement is amended by deleting "Carlos Pereyra," therefrom so that the relevant addressee information reads as follows: "Attention: Chief Financial Officer".

            3. Conditions to Effectiveness. This Amendment shall become effective only upon the fulfillment of the conditions of effectiveness set forth in Section 5.01 of each of the Loan Agreements (except, in the case of Section 5.01(a), the effectiveness of this Amendment and the other Transaction Documents listed therein, it being the parties' intent that all of such documents shall become effective simultaneously). Prior to the fulfillment thereof, the Put Option Agreement as in effect prior to this Amendment shall remain in full force and effect.

            4. Representations and Warranties. The representations and warranties made in Subsection 3.01 of the Put Option Agreement are true and correct in all material respects as of the date hereof (except that, in the case of Section 3.01(i), such representation shall be deemed not to include the language "except for the Chiapas Constitutional Proceeding," appearing in the introduction thereof).

            5. Continuing Effectiveness. As hereby amended, the Put Option Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the effective date hereof, all references to the "Put Option Agreement" shall refer to the Put Option Agreement as amended hereby.

            6. Counterparts; Integration. This Amendment may be executed in counterparts. Delivery of an executed counterpart of a signature page to this Amendment by fax shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment and the Put Option Agreement constitute the entire agreement between the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

            7. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

                     Amendment No. 1 to put Option Agreement

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            8. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

                            -signature page follows-

                     Amendment No. 1 to put Option Agreement
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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized respective officers, as of the date first above written.

                                                     GENESEE & WYOMING INC.

                                                     By: _______________________
                                                         Name:
                                                         Title:

                                                     GW SERVICIOS, S.A. DE C.V.

                                                     By: _______________________
                                                         Name:
                                                         Title:

                                                     INTERNATIONAL FINANCE
                                                         CORPORATION

                                                     By: _______________________
                                                         Name:
                                                         Title:

                     Amendment No. 1 to put Option Agreement